CPI AEROSTRUCTURES, INC. 8-K

Exhibit 10.2

FOURTH AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”) entered into as of December 20, 2018 by and among CPI AEROSTRUCTURES, INC. (the “Borrower”), BANKUNITED, N.A., a national banking association, as Sole Arranger, Agent, and a Lender, CITIZENS BANK, N.A., a national banking association, as a Lender, and the other financial institutions from time to time parties thereto as lenders (collectively, the “Lender”), and BANKUNITED, N.A., a national banking association, as administrative agent and collateral agent for the Lender thereunder (in such capacities, the “Administrative Agent” and the “Collateral Agent,” respectively and each an “Agent”).

WHEREAS, the Borrower, the Agent and the Lender are parties to that Amended and Restated Credit Agreement dated as of March 24, 2016, as amended by that First Amendment and Waiver to Amended and Restated Credit Agreement dated as of May 9, 2016, as further amended by that Second Amendment to Amended and Restated Credit Agreement dated as of July 13, 2017 and as further amended by that Third Amendment and Waiver to Amended and Restated Credit Agreement dated as of August 15, 2018, as same may be hereafter amended and modified (the “Agreement”); and

WHEREAS, the Borrower has requested that the Agent and the Lender amend certain provisions of the Agreement; and

WHEREAS, the Agent and Lender is willing to accede to such request to amend certain provisions of the Agreement, subject to the terms and conditions hereinafter set forth; and

WHEREAS, the Borrower has completed a public stock offering, a portion of the proceeds of which shall be used by Borrower to acquire all of the issued shares of stock of (i) Welding Metallurgy, Inc. and (ii) Compac Development Corporation (each a “Guarantor” and, collectively, the “Guarantors”); and

WHEREAS, in accordance with Section 6.9 of the Agreement, each Guarantor, as a direct or indirect Subsidiary of Borrower, will guaranty all Obligations under the Agreement pursuant to an unlimited continuing guaranty of payment of even date herewith (each a “Guaranty” and, collectively, the “Guaranties”), which Guaranties shall be secured by a first priority security interest upon each Guarantor’s personal property pursuant to a general security agreement in favor of Agent for the benefit of the Lenders (collectively, the “Security Agreements”; together with the Guaranties, being collectively referred to herein as the “Guarantor Documents”);

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth and for other good and valuable consideration, the parties hereto hereby agree as follows:

1.

All capitalized terms used herein, unless otherwise defined herein, have the same meanings provided therefor in the Agreement. This Amendment constitutes a Loan Document.

2.

Subject to the terms and conditions hereof, the Agreement is hereby amended as follows:

(A)

The last paragraph of the definition of “Permitted Acquisition” in Section 1.1 of the Agreement (Defined Terms) is amended by deleting same and substituting the following therefor:

“For purposes of the definition of “Permitted Acquisitions,” the Administrative Agent acknowledges and recognizes that the projections provided for and on behalf of Borrower or any of the Loan Parties relating to any Acquisition will be based upon good faith estimates and assumptions disclosed to the Administrative Agent and believed by the Borrower to be likely and reasonable at the time made, and such projections as to future events are not to be viewed as a fact and that actual results during the period or periods covered by the projections may differ from projected results. For purposes hereof, the WMI Acquisition shall constitute a Permitted Acquisition and condition (x) above with respect to the WMI Acquisition shall be deemed satisfied.”

(B)

Section 1.1 of the Agreement (Defined Terms) is amended by adding the following definitions, each to read as follows:

“Air Group”: shall mean Air Industries Group.

“Air Group Agreement”: shall mean that certain Stock Purchase Agreement dated as of March 21, 2018 between Borrower as purchaser and Air Group as seller.

“WMI Acquisition”: shall mean the transactions described in the Air Group Agreement.

“WMI Sale Date”: means, the date the WMI Acquisition is completed pursuant to the Air Group Agreement.

(C)

Section 7.6(d) of the Agreement is amended by deleting same and substituting the following therefor:

“(d) the sale of the Sold Receivables of (i) Sikorsky Aircraft Corporation to Citibank, N.A., (ii) Triumph Group, Inc. to Orbian Financial Services VII, LLC, and (iii) GKN Westland Aerospace Inc. and/or other Affiliates of GKN Holdings to Citibank, N.A.”

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(D)

Schedule 4.14 of the Agreement (Subsidiaries) is hereby amended by deleting same and substituting Schedule 4.14 (attached hereto) therefor.

(E)

Schedule 7.2 of the Agreement (Existing Indebtedness and Subordinated Debt) is hereby amended by deleting same and substituting Schedule 7.2 (attached hereto) therefor.

(F)

Except as amended herein, all other provisions of the Agreement and the Loan Documents shall remain in full force and effect, and are hereby ratified and confirmed.

3.

The Lender and the Borrower agree that as of December 13, 2018, the aggregate outstanding principal amount of: (a) the Revolving Credit Loans as evidenced by Revolving Credit Notes is $25,338,684.58, and (b) the Term Loan as evidenced by the corresponding Term Notes is $5,433,333.32.

4.

The Borrower hereby represents and warrants to the Lender that:

(a)

Each and every of the representations and warranties set forth in the Agreement is true as of the date hereof and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety; provided, however, that the March 31, 2018 date in Sections 4.1 and 4.2 shall be deemed to be September 30, 2018.

(b)

No Default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a Default or Event of Default, now exists or would exist after giving effect hereto.

(c)

There are no defenses or offsets to the Borrower’s obligations under the Agreement, the Notes or the Loan Documents or any of the other agreements in favor of the Lender referred to in the Agreement.

(d)

The WHEREAS clauses set forth hereinabove are true and correct.

5.

It is expressly understood and agreed that all collateral security for the Loans and other extensions of credit set forth in the Agreement prior to the amendment provided for herein is and shall continue to be collateral security for the Loans, obligations and other extensions of credit provided in the Agreement (as herein amended) and the Loan Documents. Without limiting the generality of the foregoing, the Borrower hereby absolutely and unconditionally confirms that each Loan Document, document and instrument executed by the Borrower pursuant to the Agreement continues in full force and effect, is ratified and confirmed and is and shall continue to be applicable to the Agreement (as herein amended).

6.

The amendments set forth herein are limited precisely as written, based on the facts specified, for the periods stated and shall not be deemed to (a) be a consent to or a waiver of, or future waiver of any further violation or non-compliance with any of the indicated covenants or any other term or condition of the Agreement, the Loan Documents or any of the documents referred to therein, or (b) prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Agreement, the Loan Documents or any documents referred to therein. Whenever the Agreement is referred to in the Amendment, the Loan Documents or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Agreement as modified by this Amendment.

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7.

The Borrower agrees to pay on demand, and the Agent may charge any deposit or loan account(s) of the Borrower, all expenses (including reasonable attorney’s fees) incurred by the Lender in connection with the negotiation and preparation of the Agreement as amended hereby.

8.

This Amendment shall become effective on such date as all of the following conditions shall be satisfied retroactive to the date hereof (the “Effective Date”):

(a)

Loan Documents. The Administrative Agent shall have received (i) this Amendment (inclusive of all exhibits, and attachments), executed and delivered by a duly authorized officer of the Borrower, with a counterpart or a conformed copy for each Lender, (ii) the Guaranty Agreements and Security Documents, executed and delivered by a duly authorized officer of each party thereto (including, without limitation, the Guarantors), with a counterpart or a conformed copy for each Lender, and (iii) executed counterparts of all other Loan Documents.

(b)

Effective Date Certificate. The Administrative Agent shall have received, with a copy for each Lender, a certificate of each of the Borrower and the other Loan Parties, dated the Effective Date, substantially in the form of Exhibit E to the Agreement, with appropriate insertions and attachments satisfactory in form and substance to the Administrative Agent, executed by the President of the Borrower or the relevant Loan Party, as applicable.

(c)

Corporate Proceedings of the Borrower. The Administrative Agent shall have received, with a counterpart for each Lender, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment, certified by the Secretary or an Assistant Secretary of the Borrower as of the Effective Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

(d)

Officers’ Certificate of the Borrower. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of the Borrower dated as of the Effective Date, as to the incumbency and signature of the officers of the Borrower executing any Loan Document satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Borrower.

(e)

Corporate Proceedings of Subsidiaries. The Administrative Agent shall have received, with a counterpart for each Lender, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of each other Subsidiary of the Borrower which is a party to a Loan Document authorizing the execution, delivery and performance of the Loan Documents to which it is a party, certified by the Secretary or an Assistant Secretary of each such Subsidiary as of the Effective Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

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(f)

Subsidiary Incumbency Certificates. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of each other Subsidiary of the Borrower which is a party to a Loan Document, dated the Effective Date, as to the incumbency and signature of the officers of such Subsidiary, satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of each such Subsidiary.

(g)

Insurance Certificates. The Bank shall have received insurance certificates and paid receipts (i) naming the Agent on behalf of the Lenders as loss payee, evidencing personal property coverage (for inventory and equipment) on ACORD Form 28 and general liability coverage on ACORD Form 25, and (ii) such other certificates necessary to show compliance with Section 6.5.

(h)

Corporate Documents. The Administrative Agent shall have received, with a counterpart for each Lender, true and complete copies of the certificate of incorporation and by-laws of each Loan Party, certified as of the Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Loan Party, together with evidence of good standing in all states where Borrower and its Subsidiaries conducts business.

(i)

Fees. The Arranger, the Agent and the Lenders shall have received the fee due to Lenders (pro rata) in the aggregate amount of $30,000.00 together with all invoiced fees, costs, expenses and compensation required to be paid on the Effective Date (including any fees payable under this Amendment, any fee letter with the Lenders and the reasonable fees, disbursements and other charges of legal counsel to the Arranger, the Agent and the Lenders and expenses of appraisers, consultants and other advisors to the Arranger, the Agent and the Lenders and who have been approved by the Borrower).

(j)

Legal Opinion. The Administrative Agent shall have received, with a counterpart for each Lender, the executed legal opinion of Graubard Miller, counsel to the Borrower and the other Loan Parties, substantially in the form of Exhibit E to the Agreement.

(k)

Actions to Perfect Liens. The Administrative Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on form UCC-1 or UCC-3 as necessary or, in the opinion of the Administrative Agent, desirable to perfect or continue the Liens created by the Security Documents shall have been completed or shall continue to be in full force and effect.

(l)

Lien Searches. The Administrative Agent shall have received the results of a recent search by a Person satisfactory to the Administrative Agent of the Uniform Commercial Code filings which may have been filed with respect to personal property of each Loan Party and each patent, trademark or copyright recorded with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and such search shall reveal no material liens on any of the assets of such Loan Party except for liens created by the Security Documents or Liens permitted by the Loan Documents.

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(m)

Consents, Licenses and Approvals. All governmental and material third party approvals necessary in connection with the execution, delivery and performance of the Loan Documents shall have been obtained and be in full force and effect or shall continue to be in full force and effect.

(n)

Litigation. There shall be no litigation or administrative proceeding or proposed or pending regulatory changes in law or regulations applicable to the Borrower or its Subsidiaries, that would reasonably be expected to have a Material Adverse Effect or a material adverse effect on the ability of the parties to consummate the execution, delivery and performance of the Loan Documents and the Borrowings hereunder.

(o)

Indebtedness. As of the Effective Date, the Borrower and its Subsidiaries shall not have outstanding Indebtedness for borrowed money or preferred stock other than (i) Indebtedness under the Loan Documents, (ii) Indebtedness permitted under the Agreement, (iii) Indebtedness as set forth on Schedule 7.2 updated as of December 20, 2018 and (iv) other Indebtedness for borrowed money not enumerated above, not to exceed $500,000.

(p)

Documentation: Projections. The Lenders have received such other legal opinions, corporate documents and other instruments and/or certificates as they may reasonably request, including, but not limited to, projections of Borrower’s balance sheet, income statement, and statement of cash flow, (consistent with the proposed structure and advance rates), through the fiscal year ended December 31, 2018, in a form acceptable to the Administrative Agent.

(q)

Material Adverse Change. Since June 30, 2018, there has been no development or event which has had or would reasonably be expected to have a Material Adverse Effect.

(r)

Landlord Waiver and Consent. Provided that Borrower’s Subsidiaries have not moved their operations to Borrower’s location at 91 Heartland Boulevard, Edgewood, New York within one hundred eighty (180) days after the Effective Date, the Administrative Agent shall have received a Landlord Waiver and Consent from the landlord with respect to the premises at 110 Plant Avenue, Hauppauge, New York, reasonably satisfactory in form and substance to Administrative Agent and its counsel.

(s)

WMI Acquisition. All conditions precedent to the WMI Acquisition pursuant to the Air Group Agreement or otherwise shall have been satisfied or waived in writing, all transactions contemplated thereby shall have been completed, the WMI Sale Date shall have occurred and Welding Metallurgy Inc. and Compac Development Corporation shall constitute Subsidiaries of the Borrower.

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(t)

Execution by Lenders. The Amendment shall have been executed and delivered by each Lender hereunder.

9.

This Amendment is dated as of the date set forth in the first paragraph hereof and shall be effective (after satisfaction of the conditions set forth in paragraph 8 above) on the date of execution by the Agent and the Lenders, retroactive to such date.

10.

This Amendment may be executed in counterparts, each of which shall constitute an original, and each of which taken together shall constitute one and the same agreement.

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SIGNATURE PAGE

Fourth Amendment to Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

CPI AEROSTRUCTURES, INC.,
as Borrower

By:	/s/ Vincent Palazzolo
Name:	Vincent Palazzolo
Title:	CFO

BANKUNITED, N.A.,
as Arranger, Agent, and a Lender

By:	/s/ Christine Gerula
Name:	Christine Gerula
Title:	Senior Vice President

BANKUNITED, N.A.,
as Administrative Agent and Collateral Agent

By:	/s/ Christine Gerula
Name:	Christine Gerula
Title:	Senior Vice President

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Jamie Salas
Name:	Jamie Salas
Title:	SVP

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Each of the Guarantors indicated below hereby consent to this Amendment and acknowledge its continuing liability under its respective Guaranty with respect to the Agreement, as amended hereby, including (without limitation) the Loan Documents executed in connection with the Obligations, and all other documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense of counterclaim) any such offset, defense or counterclaim as may exist being hereby irrevocably waived by each Guarantor.

GUARANTORS:

WELDING METALLURGY, INC.

By:	/s/ Vincent Palazzolo
Name:	Vincent Palazzolo
Title:	CFO

COMPAC DEVELOPMENT
CORPORATION

By:	/s/ Vincent Palazzolo
Name:	Vincent Palazzolo
Title:	CFO

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